Exhibit 99.4

Risk Factors Related to the Business of Shred-it

Described below are certain risks that are applicable to the business of Shred-it International ULC, an Alberta unlimited liability corporation, Shred-it JV LP, an Ontario limited partnership, Boost GP Corp., an Ontario corporation, and Boost Holdings LP, an Ontario limited partnership (collectively, “Shred-it”) and the secure information destruction industry in which Shred-it operates. There may be additional risks that are not presently material or known.

If any of the events described below occur, Shred-it’s business, financial condition, results of operations, cash flows or liquidity could be materially adversely affected. In addition, factors affecting the secure information destruction industry generally could intensify many of these risks.

Damage to Shred-it’s reputation could adversely affect its business, financial condition and results of operations.

Shred-it’s reputation for providing secure information destruction services is critical to the success of its business — existing and potential customers have a high expectation that Shred-it will adequately protect their confidential information. Shred-it’s reputation and, specifically, the trust its customers place in it, could be negatively affected in the event of perceived or actual failures by Shred-it to handle information securely. For example, events such as a security breach, could negatively affect Shred-it’s relationship with its customers and its reputation. A significant breach of customer, employee or company data could attract a substantial amount of media attention and/or damage Shred-it’s customer relationships and reputation, particularly if such incidents result in adverse publicity, governmental investigations, litigation or other proceedings. Damage to Shred-it’s reputation could make Shred-it less competitive, which could in turn adversely affect its business, financial condition and results of operations.

Failure by Shred-it to protect its customers’ information against security breaches could result in monetary damages against it and could otherwise damage its reputation, and adversely affect its business, financial condition and results of operations.

The protection of customer, employee, and company data is critical to Shred-it. The regulatory environment in Canada and the United States surrounding information security and privacy is increasingly demanding, with the frequent imposition of new and constantly changing requirements. Certain legislation, including the Fair and Accurate Credit Transactions Act, the Health Insurance Portability and Accountability Act, and the Economic Espionage Act in the United States and the Personal Information Protection and Electronic Documents Act in Canada, require documents to be securely destroyed to avoid identity theft and inadvertent leakage of confidential and sensitive information. A significant breach of customer, employee, or company data could attract a substantial amount of media attention, damage Shred-it’s customer relationships and reputation and result in lost sales, fines, regulatory investigations or lawsuits. In addition, an increasing number of countries have introduced and/or increased enforcement of comprehensive privacy laws, or are expected to do so. The continued emphasis on information security as well as increasing concerns about government surveillance may lead customers to request that Shred-it take additional measures to enhance security and/or assume higher liability under its contracts. As a result of legislative initiatives and customer demands, Shred-it may have to frequently modify its operations to further improve data security. Any such modifications may divert management’s attention away from other matters, result in increased expenses and operational complexity, and adversely affect Shred-it’s business, financial condition and results of operations.

Customer cost sensitivities could adversely affect Shred-it’s business, financial condition and results of operations.

Shred-it has experienced pricing pressure in recent years as both of its large and small customers have becoming increasingly cost conscious with respect to their expenditures on secure information destruction services in an effort to reduce overall costs. Furthermore, the inability of Shred-it to increase pricing over time or to sustain its current level of annual price increases, particularly in the small and medium business (“SMB”) market, could adversely affect its business, financial condition and results of operations.

Changes in customer behavior with respect to information destruction could adversely affect Shred-it’s business, financial condition and results of operations.

Shred-it competes with its current and potential customers’ internal destruction capabilities, such as a desk side shredder. Shred-it can provide no assurance that customers will continue to use a third party service provider for their future information destruction service needs or that they will use Shred-it to provide these services. Some customers have taken actions designed to reduce costs associated with the retention of documents, including reducing the volume of paper used, the volume of documents they store and adopting less secure information destruction practices. A change in customer behavior with respect to information destruction could adversely affect Shred-it’s business, financial condition and results of operations.

Competitive pressures could adversely affect Shred-it’s business, financial condition and results of operations.

Shred-it operates in a highly competitive industry and competes with national, regional and local service providers on various elements, including quality of services, security standards, efficiency, innovation and price. In situations where local or regional competitors are considered to be at parity with national competitors for reliability and quality of service, price is often a critical factor in winning and retaining customers. The secure information destruction industry has a low entry barrier for new market entrants given the limited capital requirements and opportunities for a positive return. There are thus limited barriers to entry for competitors. If existing or future competitors seek to gain or retain market share, including by reducing prices, Shred-it may be required to lower prices or make other concessions, which would adversely affect its results of operations. All of the above competitive pressures could adversely affect Shred-it’s business, financial condition and results of operations.

Fluctuations in the price Shred-it receives for the sale of paper may adversely affect its operating revenues and results of operations.

Sorted office paper is marketed as a commodity and is subject to significant price fluctuations beyond the control of Shred-it. A portion of Shred-it’s revenue is derived from the sale of shredded paper and a reduction in the market price for this shredded material may negatively impact Shred-it’s revenue, profitability and cash flow. Shred-it’s results of operations may be affected by fluctuations in the price of shredded paper.

Demand for Shred-it’s services is susceptible to long-term decline in use of paper by its current and prospective customers.

The demand for Shred-it’s services is dependent on the use of paper by its current and prospective customers. The use of paper competes with various forms of electronic and digital document storage alternatives. As the use of these alternatives grows, the use of paper is likely to decrease. Any declines in the use of paper by Shred-it’s customers may adversely affect Shred-it’s business, results of operations and financial position.

A portion of Shred-it’s revenues are dependent on demand for recycled paper which is based on general market conditions in the pulp and paper industry.

Shred-it sells almost all of the shredded paper to paper companies and recycled paper brokers. Shred-it’s results of operations may be affected by fluctuating demand for recycled paper and general market conditions of the pulp and paper industry. Historically, economic and market shifts, fluctuations in capacity and changes in foreign currency exchange rates have created cyclical changes in prices, sales volume and margins for pulp and paper products. The length and magnitude of industry cycles have varied over time and by product, but generally reflect changes in macroeconomic conditions and levels of industry capacity. The overall levels of demand for the pulp and paper products, and consequently its sales and profitability, reflect fluctuations in levels of end-user demand, which depend in part on general macroeconomic conditions in North America and worldwide, as well as the threat of digitization. As a result, the market demand for recycled paper can be volatile due to factors beyond Shred-it’s control. Lack of demand for Shred-it’s shredded material could adversely affect its business, financial condition and results of operations.

Fluctuations in fuel and energy costs may adversely affect Shred-it’s financial condition and results of operations.

The price of fuel needed to run Shred-it’s fleet of trucks and equipment is unpredictable and fluctuates based on events beyond Shred-it’s control, including geopolitical developments, supply and demand for oil and gas, actions by OPEC and other oil and gas producers, war and unrest in oil producing countries, regional production patterns, limits on refining capacities, natural disasters and environmental concerns. While Shred-it attempts to mitigate its exposure to fluctuating fuel and energy costs through fuel surcharges, it may not be able to pass through all of the increased costs to its customers due to limitations under the terms of its customer contracts and prevailing market conditions. Increases in fuel and energy costs could adversely affect Shred-it’s business, financial condition and results of operations.

Shred-it may not realize the synergies and growth opportunities that are anticipated from the businesses it has merged with or acquired.

The benefits Shred-it expects to achieve as a result of the merger of Shred-it with the document destruction business of Cintas Corporation (the “Cintas Merger”) or other acquisitions that Shred-it has completed will depend, in part, on its ability to realize targeted synergies and anticipated growth opportunities. Shred-it’s success in realizing these synergies and growth opportunities, and the timing of this realization, depends on the successful integration of other business and operations (including the business formerly owned by Cintas) with Shred-it’s pre-existing business and operations. For example, it is necessary to convert the Cintas branch network onto the Shred-it systems, applications and product (“SAP”) system in order to realize the cost savings arising from the Cintas Merger and there is no assurance that the integration will be successful and/or completed within the expected timeframe. Even if Shred-it is able to integrate these businesses and operations successfully, this integration may not result in the realization of the full benefits of the synergies and growth opportunities Shred-it currently expects within the anticipated time frame or at all. While Shred-it anticipates that certain expenses will be incurred, such expenses are difficult to estimate accurately, and may exceed current estimates. Accordingly, the benefits from the Cintas Merger or other acquisitions may be offset by unexpected costs incurred or delays in integrating the companies, which could cause Shred-it’s financial estimates to be inaccurate.

Failure by Shred-it to manage its growth may impact its operating results.

If Shred-it succeeds in expanding its existing businesses, or in moving into new areas of business, that expansion may place increased demands on its management, operating systems, internal controls and financial and physical resources. If not managed effectively, these increased demands may adversely affect the services Shred-it provides to customers. In addition, Shred-it’s personnel, systems, procedures and controls may be inadequate to support its future operations, particularly with respect to operations in countries outside of North America or in new lines of business. Consequently, in order to manage growth effectively, Shred-it may be required to increase expenditures to increase its physical resources, expand, train and manage its employee base, improve management, financial and information systems and controls, or make other capital expenditures. Shred-it’s results of operations and financial condition could be harmed if it encounters difficulties in effectively managing the budgeting, forecasting and other process control issues presented by future growth.

If Shred-it is unable to attract and retain qualified and skilled employees, its ability to implement its growth strategies may be impaired which could adversely affect its business, financial condition and results of operations.

Shred-it’s business depends on attracting and retaining a large number of qualified and skilled employees who reflect its reputation and culture. A significant portion of Shred-it’s workforce consists of roles that are entry level or physically demanding and historically have high turnover rates. If Shred-it is unable to hire, train and retain employees capable of consistently providing quality service to its customers, Shred-it may not be able to maintain its competitive strength as a secure information destruction service provider, which could lead to decreased sales, as well as to increased costs associated with hiring and training new employees.

In addition, Shred-it’s ability to meet its labor needs while controlling the costs associated with hiring and training new employees is subject to external factors such as unemployment levels, prevailing wage rates, minimum wage legislation and changing demographics. Changes that adversely impact Shred-it’s ability to attract and retain quality employees could adversely affect its business, financial condition and results of operations.

Shred-it may not be able to successfully implement its growth and business strategy.

Shred-it may not be able to fully implement its business strategies or realize, in whole or in part within the expected timeframes, the anticipated benefits of its various growth or other initiatives. Shred-it’s various business strategies and initiatives, including growth from new customers, growth from existing customers, growth through adding complementary services and growth through acquisitions, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond Shred-it’s control. If Shred-it is unable to successfully implement its business strategy, this could adversely affect its business, results of operations or financial condition.

In addition, Shred-it may incur certain costs to achieve efficiency improvements and growth in its business and may not meet anticipated implementation timetables or stay within budgeted costs. As these efficiency improvements and growth initiatives are undertaken, Shred-it may not fully achieve its expected cost savings and efficiency improvements or growth rates, or these initiatives could adversely impact its customer retention or operations. Also, Shred-it’s business strategies may change from time to time in light of its ability to implement its new business initiatives, competitive pressures, economic uncertainties or developments, or other factors, which in turn could adversely affect Shred-it’s business, results of operations or financial condition.

Shred-it may encounter a slowdown in acquisition activity and/or the price for acquisitions may increase.

A significant portion of Shred-it’s historical growth has been through acquisitions and it expects to continue to acquire companies in the future. A slowdown in acquisitions could lead to a slower growth rate. Also, there can be no assurance that (i) future acquisitions will take place on acceptable terms; (ii) newly acquired companies will be successfully integrated into Shred-it’s operations; (iii) Shred-it will fully realize the synergies anticipated from an acquisition; or (iv) the acquired companies will reach a level of operational efficiency similar to Shred-it. Shred-it’s inability to accomplish any of these goals following an acquisition could adversely affect its business, results of operations or financial condition. Additionally, Shred-it’s failure to continue to implement its growth strategy through future acquisitions may result in excess, underutilized capacity at its plants and the loss of value of past capital expenditures.

Shred-it competes with its competitors for acquisition targets, which can increase the price of acquisitions and reduce the number of available acquisition targets. If Shred-it completes acquisitions at higher purchase prices, this could adversely affect its business, results of operations or financial condition.

Failure to successfully integrate acquired operations could negatively impact Shred-it’s balance sheet and results of operations.

Acquisitions are an important element of Shred-it’s growth strategy and the success of any acquisition it makes depends in part on its ability to integrate the acquired company and realize targeted synergies. The process of integrating acquired businesses, particularly in new markets, may involve unforeseen difficulties, such as loss of key employees, and may require a disproportionate amount of the attention of Shred-it’s management’s resources as well as financial and other resources. Shred-it can give no assurance that it will ultimately be able to effectively integrate and manage the operations of any acquired business or realize anticipated synergies. The failure to successfully integrate the cultures, operating systems, procedures and information technologies of an acquired business could have an adverse effect on Shred-it’s balance sheet and results of operations.

Shred-it may be unable to continue its international expansion.

An important part of Shred-it’s growth strategy involves expanding operations in international markets, including in markets where Shred-it currently does not operate. Europe and Asia have been Shred-it’s primary areas of focus for international expansion, and Shred-it has expanded into Australia to a lesser extent. Shred-it may also expand into new countries/markets where it currently does not operate.

This growth strategy involves risks. Shred-it may be unable to pursue this strategy in the future at the desired pace or at all. For example, Shred-it may be unable to:

•	identify suitable companies to acquire or invest in;

•	complete acquisitions on satisfactory terms;

•	successfully expand its infrastructure and sales force to support growth;

•	achieve satisfactory returns on acquired companies, particularly in countries where it does not currently operate;

•	incur additional debt necessary to acquire suitable companies if its unable to pay the purchase price out of working capital or equity securities; or

•	enter into successful business arrangements for technical assistance or management expertise outside of North America.

Shred-it also competes with other service providers in the physical information management industry for companies to acquire. Some of Shred-it’s competitors may possess substantial financial and other resources. If any such competitor were to devote additional resources to pursue such acquisition candidates or focus its strategy on international markets into which Shred-it would want to expand, the purchase price for potential acquisitions or investments could rise, competition in such international markets could increase and Shred-it’s results of operations could be adversely affected.

Risks from Shred-it’s international operations could impair its ability to expand in certain international markets and adversely affect its business, financial condition and results of operations.

Shred-it has over 200 facilities in 18 countries in North America, Europe, the Middle East, Africa, Asia and Australia. As part of its growth strategy, Shred-it expects to continue to expand its geographic footprint by acquiring or investing in secure information destruction businesses in foreign markets, including countries where it does not currently operate. International operations are subject to numerous risks, including:

•	economic trends in such international markets;

•	cultural differences and differences in business practices and operating standards;

•	legal and regulatory changes, and Shred-it’s costs of compliance with such laws;

•	compliance with ethical and safe business practices;

•	foreign currency fluctuations;

•	political unrest, terrorism and economic instability;

•	unforeseen liabilities, particularly within acquired businesses;

•	increase and volatility in labor costs;

•	the risk that business partners upon whom Shred-it depends for technical assistance or management and acquisition expertise will not perform as expected; and

•	difficulties attracting and retaining local management and key employees to operate Shred-it’s business in certain countries.

Any of the foregoing or other factors associated with doing business abroad could adversely affect Shred-it’s business, financial condition and results of operations.

Inability to open new, cost effective operating facilities may adversely affect Shred-it’s expansion efforts.

Shred-it intends to expand its presence in existing markets and enter new markets. The opening of new operating facilities is necessary to gain the capacity required for this expansion. Shred-it’s ability to open new operating facilities depends on its ability to identify attractive locations, negotiate leases or real estate purchase agreements on acceptable terms, identify and obtain adequate utility and water sources and comply with environmental regulations, zoning laws and other similar factors. Any inability to effectively identify and manage these items may adversely affect Shred-it’s expansion efforts, and, consequently, adversely affect its financial performance.

Shred-it depends on a limited number of key personnel who would be difficult to replace.

Shred-it’s committed and experienced management team has been crucial to the growth and ongoing expansion of its business. Shred-it believes its continued success and the execution of its strategic initiatives will depend, in part, on the continued service of its management team. The loss of the technical knowledge, management expertise and knowledge of Shred-it’s operations of one or more members of the Shred-it team could result in a diversion of management resources and negatively affect Shred-it’s ability to develop and pursue its growth strategy, which could adversely affect its business, financial condition and results of operations.

Shred-it’s customer contracts may not always adequately protect its liability, may be terminated by its customers and may contain terms that could lead to disputes in contract interpretation.

Shred-it’s SMB customers generally have standard contracts. A standard contract is typically for a term of three or five years and contains provisions limiting Shred-it’s liability with respect to a data breach. There is no guarantee that the limitation of liability provisions will be enforceable in all instances or, if enforceable, that they would otherwise protect Shred-it from liability. Even though Shred-it has a diversified customer base, a significant number of contract terminations, failure to renew existing contracts or failure to find new customers in a timely manner could adversely affect Shred-it’s business, financial condition and results of operations. In addition, Shred-it’s customers may dispute the interpretation of various provisions in their contracts, introducing uncertainty in the contractual relationship. In the past, Shred-it has had relatively few disputes with its customers regarding the terms of their contracts, and most disputes to date have not been material, but there is no assurance that it will not have material disputes in the future. Although Shred-it maintains a comprehensive insurance program, there is no assurance that it will be able to maintain insurance policies on acceptable terms in order to cover losses arising from customer contract disputes.

Parties with whom Shred-it does business may be subject to insolvency risks or may otherwise become unable or unwilling to fulfill their obligations to Shred-it.

Shred-it is a party to contracts, transactions and business relationships with various third parties, including customers, suppliers, service providers, lenders and participants in joint ventures, strategic alliances and other commercial relationships, pursuant to which such third parties have performance, payment and other obligations to Shred-it. Current economic, industry and market conditions could result in increased risks to Shred-it associated with the potential financial distress or insolvency of such third parties. If any of these third parties were to become subject to bankruptcy, receivership or similar proceedings, the rights and benefits of Shred-it in relation to its contracts, transactions and business relationships with such third parties could be terminated, modified in a manner adverse to Shred-it, or otherwise impaired. There is no assurance that Shred-it would be able to arrange for alternate or replacement contracts, transactions or business relationships on terms as favorable as Shred-it’s existing contracts, transactions or business relationships, if at all. Any inability on Shred-it’s part to do so could adversely affect its business, financial condition and results of operations.

Fluctuations in foreign exchange rates could adversely affect Shred-it’s financial condition and results of operations.

Shred-it’s functional and reporting currency is the U.S. dollar. Shred-it conducts business operations in many jurisdictions which report results of operations in their respective local currencies. Those local currencies are translated into U.S. dollars at the applicable exchange rates for inclusion in Shred-it’s consolidated financial statements. Shred-it does not currently employ any foreign exchange hedging programs. The results of operations, and certain of Shred-it’s intercompany balances, are exposed to foreign exchange rate fluctuations, and as Shred-it continue to expand its international operations, its exposure to exchange rate fluctuations will likely increase. Upon translation, operating results may differ materially from expectations, and significant shifts in foreign currencies can adversely impact Shred-it’s short-term results, as well as its long-term forecasts and targets.

Unexpected events could disrupt Shred-it’s operations and adversely affect its reputation and results of operations.

Unexpected events beyond Shred-it’s control, including fires or explosions at its facilities, natural disasters such as hurricanes and earthquakes, war or terrorist activities, unplanned power outages, supply disruptions and failure of equipment or information systems, could adversely affect Shred-it’s reputation and results of operations. Shred-it’s customers rely on it to securely destroy their critical information, and these unexpected events could result in customer service disruptions which could negatively impact Shred-it’s reputation and results of operations.

Shred-it faces risks relating to its size and scale.

Shred-it has over 200 facilities in 18 countries. The sheer size of Shred-it’s operations exposes it to the risk that systems and practices will not be implemented uniformly throughout Shred-it and that information will not be shared across the locations and countries in a timely and appropriate manner. Any misalignment in strategic initiatives and/or difficulties or delays in transmission of information could adversely affect Shred-it’s business, financial condition and results of operations.

Inability to innovate and take advantage of technological advancements could adversely affect Shred-it’s business, financial condition and results of operations.

Shred-it is subject to the risk of not being able to optimize innovations in its services, processes and commercial solutions, which may adversely affect its ability to exploit growth opportunities and its business, financial condition and results of operations. In particular, technology continues to evolve rapidly, leading to alternative methods for document and electronic data destruction. Failure to respond to and develop new customer solutions to leverage technological advancements could adversely affect Shred-it’s business, financial condition and results of operations.

Deterioration in labor relations could disrupt Shred-it’s business operations and increase costs, which could decrease liquidity and profitability.

The maintenance of a productive and efficient labor environment and, in the event of unionization of Shred-it’s employees, the successful negotiation of collective bargaining agreements, cannot be assured. Unionization campaigns, protracted and extensive work stoppages or labor disruptions such as strikes or lockouts could have an adverse effect on Shred-it’s business and results of operations.

Change in workers’ compensation rates could lead to higher than expected labor insurance costs.

In order to ensure that its insurance reserves are appropriate, Shred-it uses both internal and external assessments to assess estimated claim costs and liabilities in regard to its workers’ compensation programs on a regular basis. Shred-it’s workers’ compensation rates and costs are positively correlated with historic employee claims. In Canada, workers’ compensation rates and costs are generally determined provincially, while in the U.S. they are privately insured and rates are generally determined by state rating agencies and modified based on actual claims experience. Because Shred-it bases its pricing in part on its estimated labor insurance costs, Shred-it’s margins in existing contracts could be higher or lower than they otherwise might be depending on workers’ compensation claims filed by its employees, and could result in reduced margins or unprofitable contracts if the number of workers’ compensation claims results in the labor insurance costs being higher than estimated by Shred-it, which could adversely affect Shred-it’s business, results of operations or financial condition.

Failure to comply with federal, state and provincial regulations to which Shred-it is subject could result in penalties or costs that could adversely affect Shred-it’s results of operations.

Shred-it’s business is subject to complex and stringent state, provincial and/or federal regulations, including employment laws and regulations, minimum wage requirements, overtime requirements, working condition requirements, citizenship requirements, transportation and other laws and regulations. Shred-it has incurred, and will continue to incur, capital and operating expenditures and other costs in the ordinary course of its business in complying with such laws and regulations to which it is subject. Changes in laws, regulations and related interpretations may alter the landscape in which Shred-it does business and may affect Shred-it’s costs of doing business. The impact of new laws and regulations cannot be predicted. Compliance with new laws and regulations may increase Shred-it’s operating costs or require significant capital expenditures. Any failure to comply with applicable laws or regulations could result in substantial fines by government authorities, payment of damages to private litigants, or possible revocation of Shred-it’s authority to conduct its business and operations, which could adversely affect its ability to service customers and its consolidated results of operations.

Compliance with U.S. federal health care reform legislation could result in increased costs.

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law in the U.S. (collectively, the “Health Care Reform Laws” or “HCRL”). The HCRL include a number of health-related provisions, including requiring most individuals to have health insurance and establishing new regulations on health plans. Although the HCRL do not mandate that employers offer health insurance, beginning in 2015, penalties will be assessed on employers which do not offer health insurance that meets certain affordability or benefit requirements. Providing such additional health insurance benefits to Shred-it’s employees, or the payment of penalties if such coverage is not provided, would increase Shred-it’s expenses. If Shred-it is unable to raise the rates it charges to its clients to cover this expense, such increases in expense could reduce Shred-it’s profitability. In addition, under the HCRL, employers will have to file a significant amount of additional information with the Internal Revenue Service. These requirements as well as other requirements related to compliance under the HCRL could result in increased costs, expansion of liability exposure and other changes in the way Shred-it provides healthcare and other benefits to its employees.

Failure to comply with certain regulatory and contractual requirements under Shred-it’s government contracts could adversely affect its revenues, operating results and financial position.

Selling services to government customers subjects Shred-it to certain regulatory and contractual requirements. Failure to comply with these requirements could subject Shred-it to investigations, price reductions, up to treble damages, and civil penalties. Non-compliance with certain regulatory and contractual requirements could also result in Shred-it being suspended or barred from future government contracting.

Shred-it may not be able to enforce its intellectual property rights.

The ability of Shred-it to maintain or increase its revenue may depend on its ability to maintain “brand equity,” including through the use of Shred-it’s trademarks. If Shred-it fails to enforce or maintain any of its intellectual property rights, Shred-it may be unable to capitalize on its efforts to establish brand equity. All of Shred-it’s registered trademarks can be challenged pursuant to provisions of applicable laws governing trademarks. If any of Shred-it’s trademarks are ever successfully challenged, this could have an adverse impact on Shred-it.

Shred-it owns a number of trademarks in the jurisdictions in which it operates. However, Shred-it may not own identical and similar trademarks in other jurisdictions or there may be similar or competing trademarks owned by third parties in the jurisdictions in which Shred-it operates or in other jurisdictions. The use of trademarks similar to Shred-it’s trademarks in the jurisdictions in which Shred-it operates or in other jurisdiction could dilute, tarnish or diminish the value of its trademarks. If this were to occur, the value of Shred-it’s trademarks may suffer and the results of operations of Shred-it could be adversely impacted. Similarly, negative publicity or events associated with Shred-it may negatively affect the image and reputation of Shred-it in Canada or the other jurisdictions in which it operates, resulting in an adverse effect on Shred-it.

Shred-it may be subject to claims that its technology violates the intellectual property rights of a third party.

Third parties may have legal rights (including ownership of patents, trade secrets, trademarks and copyrights) to ideas, materials, processes, names or original works that are the same or similar to those Shred-it uses. Third parties may bring claims, or threaten to bring claims, against Shred-it that allege that their intellectual property rights have been violated by Shred-it. Litigation, threatened litigation, or other proceedings could be costly and distract management from operating Shred-it’s business. If Shred-it cannot establish its right or obtain the right to license or use the intellectual property on reasonable terms, it may be required to pay licensing fees or design and develop alternative intellectual property at its own expense to mitigate potential harm.

Disruptions in or attacks on Shred-it’s information technology systems could damage its reputation, harm its businesses and adversely affect its results of operations.

Shred-it’s reputation for secure handling of customer information is critical to the success of its business. Shred-it relies heavily on information systems, including SAP, automated route planning software and point-of-sale systems. Although Shred-it has implemented safeguards and taken steps to prevent potential security breaches, its information technology and network infrastructure may be vulnerable to attacks by hackers or breaches due to human error, malfeasance, cyber-attacks, computer viruses, power outages, natural disasters, acts of terrorism or other disruptions. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until launched against a target, Shred-it may be unable to prevent these techniques or to implement adequate preventative measures. A successful breach of the security of Shred-it‘s information systems could lead to theft or misuse of Shred-it’s customers’ proprietary, confidential or sensitive information and result in third party claims against Shred-it or its customers, as well as reputational harm, all of which could adversely affect Shred-it’s businesses, financial condition or results of operations. Further, an actual or perceived security breach affecting one of Shred-it’s competitors even if no confidential information of Shred-it’s customers is compromised, may adversely affect the market perception of Shred-it’s security measures and Shred-it could lose potential sales and existing customers.

Shred-it’s management depends on relevant and reliable information for decision making purposes, including key performance indicators and financial reporting. A lack of relevant and reliable information could preclude Shred-it from optimizing its overall performance. Any significant loss of data, failure to maintain reliable data, disruptions affecting Shred-it’s information systems, or delays or difficulties in transitioning to new systems could adversely affect Shred-it’s business, financial condition and results of operations. In addition, Shred-it’s businesses rely on its computer systems to provide customer information, process customer transactions and provide other general information necessary to manage our businesses. Shred-it‘s ability to continue to operate its businesses without significant interruption in the event of a disaster or other disruption depends in part on the ability of Shred-it’s information systems to operate in accordance with its disaster recovery and business continuity plans. If Shred-it’s information systems fail and its redundant systems or disaster recovery plans are not adequate to address such failures, or if Shred-it’s business interruption insurance does not sufficiently compensate Shred-it for any losses that it may incur, Shred-it’s revenues and profits could be reduced and the reputation of its brands and its business could be adversely affected. In addition, remediation of such problems could result in significant, unplanned capital investments.

Shred-it is subject to litigation risks that could adversely affect its business, financial condition and results of operations.

In the normal course of Shred-it’s operations, Shred-it may become involved in, whether directly or indirectly, named as a party to or the subject of various legal proceedings, including regulatory proceedings, tax proceedings and legal actions relating to its franchisees, personal injuries, property damage, property taxes, land rights, the environment and contract disputes. The outcome with respect to outstanding, pending or future proceedings cannot be predicted with certainty and may be determined in a manner adverse to Shred-it and, as a result, could have an adverse impact on its reputation, business and results of operations. Even if Shred-it prevails in any such legal proceeding, the proceedings could be costly which could have an adverse effect on its business, financial condition and results of operations.

Changing fire and safety standards may result in significant expenses in certain jurisdictions.

Shred-it operates over 200 facilities including 57 with plant-based shredding facilities globally. Many of these facilities were built and outfitted by third parties and added to Shred-it’s portfolio as a result of various acquisitions. Some of these facilities may contain fire suppression and safety features that are different from Shred-it’s current specifications and standards for new facilities even though Shred-it believe that all of its facilities were constructed, in all material respects, in compliance with applicable laws and regulations. Nevertheless, local authorities may take the position that the fire suppression and safety features in a particular facility are insufficient and require additional measures to be installed. If additional fire safety and suppression measures beyond Shred-it’s current operating plan were required at a large number of its facilities, the expense required for compliance could adversely affect Shred-it’s business, financial condition or results of operations.

There are potential environmental liabilities relating to Shred-it’s leased real property.

As an operator of leasehold real property, Shred-it faces certain risks, including: uninsured losses or damage to its facilities due to an inability to obtain full insurance coverage on a cost-effective basis for some casualties, such as fires, earthquakes, or any coverage for certain losses, such as losses from riots or terrorist activities; inability to use its facilities effectively and costs associated with vacating or consolidating facilities if the demand for secure information destruction were to diminish because Shred-it’s customers choose other options or because competitors attract Shred-it’s customers; and liability under environmental laws for the costs of investigation and cleanup of contaminated real estate leased by Shred-it, whether or not it knows of, or was responsible for, the contamination, or the contamination occurred while it leased the property. The failure to remove or remediate such substances could result in claims against Shred-it.

Unfavorable changes in taxation laws could adversely affect Shred-it’s financial position

Variation in the taxation laws in the jurisdictions in which Shred-it operates or is otherwise subject to taxation laws could materially affect its financial performance. The interpretation of taxation laws could also change, leading to a change in taxation treatment of investments or activities. Consistent with other companies of comparable size, financing complexity and diversity, Shred-it may be the subject of periodic information requests, investigations and audit activities by tax or revenue collection authorities.

Challenges to tax filing positions could have an adverse effect on Shred-it’s business.

The business and operations of Shred-it and its predecessors are complex and the predecessors have, over the course of their history, undertaken a number of significant financings, reorganizations, acquisitions and other material transactions. In addition, Shred-it’s business and operations are expected to continue in this manner. The computation of taxes payable as a result of these operations and transactions involves many complex factors including the interpretation of relevant tax legislation and regulations. While Shred-it’s management team believes that its provision for taxes is adequate, tax filing positions are subject to review and adjustment by the tax authorities who may challenge Shred-it’s interpretation of the applicable tax legislation and regulations. If any challenge to such tax filing positions were to succeed, it could result in a reassessment of taxes or otherwise have an adverse effect on Shred-it’s tax position.

Shred-it may recognize impairment charges, which could adversely affect its financial condition and results of operations.

Shred-it assesses its goodwill and other intangible assets and its long-lived assets for impairment when required by applicable accounting principles. These accounting principles require that Shred-it record an impairment charge if circumstances indicate that the asset carrying values exceed their estimated fair values. The estimated fair value of these assets is impacted by general economic conditions in the locations in which Shred-it operates.

Deterioration in these general economic conditions may result in: declining revenue which can lead to excess capacity and declining operating cash flow; reductions in management’s estimates for future revenue and operating cash flow growth; and increases in borrowing rates and other deterioration in factors that impact Shred-it’s weighted average cost of capital. If Shred-it’s assessment of goodwill, other intangible assets or long-lived assets indicates an impairment of the carrying value for which it recognizes an impairment charge, this may adversely affect Shred-it’s consolidated financial condition and consolidated results of operations.

The limits imposed by Shred-it’s insurance policies may adversely affect its business and results of operations.

Shred-it maintains directors and officers insurance, liability insurance, business interruption and property insurance and its insurance coverage reflects deductibles, self-insured retentions, limits of liability and similar provisions. However, there is no guarantee that Shred-it’s insurance coverage will be sufficient, or that insurance proceeds will be paid in a timely manner to Shred-it. In addition, there are types of losses Shred-it may incur which it cannot be insured against or which it believes are not economically feasible to insure against, such as losses due to acts of war and certain natural disasters. If Shred-it incurs these losses, and they are material, they could materially and adversely affect its business, financial condition and results of operations.

Shred-it may have insufficient insurance coverage.

Shred-it will maintain insurance at levels that it believes are reasonable and that are typical for its industry. However, Shred-it cannot give any assurances that its insurance coverage is adequate for any given risk or liability, that such insurance will continue to be available on commercially reasonable terms, that all events that could give rise to a loss or liability are insured or reasonably insurable or that its insurers would be capable of honoring their commitments if an unusually high number of claims were made against their policies. Certain losses, including certain environmental liabilities and business interruption losses, are not covered by insurance. If any such losses occur, they could adversely affect its business, financial condition and results of operations.